EXHIBIT 10.1
GUARANTY
This Guaranty (this "Guaranty") is made as of September 14, 2017, by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the "Guarantors"), to and for the benefit of KeyBank National Association, individually {"KeyBank") and as administrative agent {"Administrative Agent") for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the "Lenders").

RECITAS

A.Ramco-Gershenson Properties, L.P., a limited partnership organized under the laws of the State of Delaware ("Borrower"), the REIT and Subsidiary Guarantors have requested that the Lenders make a combined revolving credit facility with a potential term loan facility available to Borrower in an aggregate principal amount of $350,000,000, subject to possible future increase to an aggregate of $650,000,000 (the "Facility").

B.The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in a Fourth Amended and Restated Credit Agreement dated as of September 14, 2017 among Borrower, KeyBank, individually, and as Administrative Agent, and the Lenders named therein (as amended, modified, supplemented, restated, or renewed, from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C.Borrower has executed and delivered or will execute and deliver to the Lenders upon request, promissory notes in the principal amount of each Lender's Revolving Commitment and Term Loans, as applicable, as evidence, in addition to the Credit Agreement, of Borrower's indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the ''Notes").

D.The REIT is the sole general partner of the Borrower. Subsidiary Guarantors are Wholly- Owned Subsidiaries of Borrower. Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors, Borrower and the REIT are members. The execution and delivery of this Guaranty by Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

AGREEMENTS

NOW, THEREFORE, Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

1.Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the Lenders:

(a)the full and prompt payment of the principal of and interest on the Facility Obligations when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;

(b)	the full and prompt payment of the Related Swap Obligations;

(c)	the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

(d)the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph I are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (d) of this Paragraph 1 are referred to herein as the "Obligations." Subsidiary Guarantors and Lenders agree that Subsidiary Guarantors' obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by Subsidiary Guarantors from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the maximum amount of the Facility Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the "Bankruptcy Code"). To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event a Guarantor shall make any payment or payments under this Guaranty, each other Guarantor of the Facility Indebtedness shall contribute to such Guarantor an amount equal to such nonpaying Guarantor's pro rata share (based on their respective maximum liabilities hereunder) of such payment or payments made by such Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Facility Indebtedness to Lenders. Guarantors and Lenders further agree that Guarantors' obligations hereunder with regard to the Facility Obligations and the Related Swap Obligations shall be determined in accordance with the terms hereof and Guarantors' obligations hereunder are not intended to be determined by or subject to the definition of "Guarantee Obligations" in the Credit Agreement.

2.In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantors agree, on demand by the Administrative Agent or the holder of a Note, to pay all the Facility Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents.

3.Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which
Guarantors may have against Borrower or which Guarantors or Borrower may have against the Administrative Agent or the Lenders or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantors with liability, (iv) any failure by the Administrative Agent and the Lenders to inform Guarantors of any facts the Administrative Agent and the Lenders may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the

Administrative Agent and the Lenders have no duty so to inform and that Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, (v) any and all right to cause a marshaling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Lenders to proceed against any other security given to a Lender in connection with the Facility Indebtedness or the Obligations, (vi) any invalidity or unenforceability of the Facility Indebtedness, and (vii) any amendment or waiver of the Facility Indebtedness, including without limitation any of the actions described in Paragraph 4 below. Credit may be granted or continued from time to time by the Lenders to Borrower without notice to or authorization from Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with Guarantors the Lenders' assessment of the financial condition of Borrower. Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Lenders to Guarantors. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Lenders. Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Lenders from proceeding against Guarantors to enforce this Guaranty.

4.    Guarantors further agree that Guarantors' liability as guarantors shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting: interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or by the Administrative Agent or the Lenders' failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents, or by the acceptance by the Administrative Agent or the Lenders of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Lenders of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though a Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantors shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and this Guaranty have been performed, notwithstanding: any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantors further understand and agree that the Administrative Agent and the Lenders may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents, or any other documents related thereto, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative Agent, the Lenders and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent and the Lenders'rights hereunder or any of Guarantors' obligations hereunder. Each of the Guarantors agrees not to assert any claim against the Administrative Agent or any Lender, any of their respective Affiliates, or any of their or their respective Affiliates, officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the Loans or any Letter of Credit, the Loan Documents or the transactions contemplated thereby.

5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantors agree that its obligations hereunder shall be joint and several with any and all other guaranties given in connection with the Facility from time to time. Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or by or resorting to any other guaranties, and Guarantors hereby waive the right to require the Administrative Agent and the Lenders to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Lenders from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Guarantors' obligations hereunder, it being the purpose and intent of Guarantors that the obligations of such Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantors' obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement or any other Loan Document or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Lender had not been made, regardless of whether such Lender contested the order requiring the return of such payment. The obligations of Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6.This Guaranty shall be assignable by a Lender to any permitted assignee of all or a portion of such Lender's rights under the Loan Documents.

7.If: (i) this Guaranty, a Note, or any of the Loan Documents are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document; (iii) an attorney is retained to enforce any of the other Loan Documents or to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Lender in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantors shall pay to the Administrative Agent or such Lender upon demand all reasonable and documented attorney's fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

8.The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Lender or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

9.Any indebtedness of Borrower to Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantors will not seek, accept, or retain for Guarantors' own account, any payment from Borrower on account of such subordinated debt at any time when a Default exists under the Credit Agreement or the Loan Documents, and any such payments to Guarantors made while any Default then exists under the Credit Agreement or the Loan Documents on account of such subordinated debt shall be collected and received by Guarantors in trust for the

Lenders and shall be paid over to the Administrative Agent on behalf of the Lenders on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantors hereunder.

10.Guarantors hereby subordinate to the Facility Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Guarantors may have against Borrower arising from a payment made by Guarantors under this Guaranty and agree that, until the entire Facility Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Guarantors or the Lenders or any right of Guarantors or the Lenders to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Lenders for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantors hereunder. It is expressly understood that the agreements of Guarantors set forth above constitute additional and cumulative benefits given to the Lenders for their security and as an inducement for their extension of credit to Borrower.

11.The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this paragraph shall be subordinate and subject in right of payment to the Obligations until the entire Facility Indebtedness is paid in full, and none of the Guarantors shall exercise any right or remedy under this paragraph against any other Guarantor until the entire Facility Indebtedness is paid in full. Subject to the immediately preceding paragraph l 0, this paragraph shall not be deemed to affect any claims or rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, that any Guarantor may have under applicable law against the Borrower in respect of any payment of the Facility Indebtedness or the Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with Section 6.26 of the Credit Agreement. For purposes of this paragraph, the following terms have the indicated meanings:

(a)"Contribution Share" means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to
(ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrower and the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors) of the Borrower and the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution ShaJ·es of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

(b)"Excess Payment" means the amount paid by any Guarantor in excess of its Ratable Share (as defined below) of the Facility Indebtedness.

(c)"Ratable Share" means, for any Guarantor in respect of any payment of the Facility Indebtedness, the ratio (expressed as a percentage) as of the date of such payment of the Facility Indebtedness of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrower and the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and the Guarantors; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of the Facility Indebtedness, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment.

12.Any amounts received by a Lender from any source on account of any indebtedness may be applied by such Lender toward the payment of such indebtedness, and in such order of application, as a Lender may from time to time elect.

13.Guarantors hereby submit to personal jurisdiction in the State of New York for the enforcement of this Guaranty and waive any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantors hereby consent to the non-exclusive jurisdiction of any United States Federal or Court of the State of New York sitting in New York County, New York in any action, suit, or proceeding which the Administrative Agent or a Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of New York or in the courts of any other jurisdiction and hereby waives any objection which Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Lender from filing any such action, suit, or proceeding in any other appropriate forum.

14.All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. Notice may be given as follows:

To Guarantors:

c/o Ramco-Gershenson Properties, L.P. Suite 300
31500 Northwestern Highway Farmington Hills, Michigan 48334 Attn: Chief Financial Officer Telecopy No.: (248) 350-9925

With a copy to:

Honigman Miller Schwartz & Cohn LLP Suite 100
38500 Woodward Avenue
Bloomfield Hills, Michigan 48304-5048 Attn: Richard J. Burstein
Telecopy No.: (248) 566-8431

If to the Administrative Agent or any Lender, to its address set forth in the Credit

15.This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantors and shall inure to the benefit of the Administrative Agent and the Lenders' successors and assigns. Notwithstanding the foregoing, no Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and the Lenders.

16.THIS GUARANTY SHALL PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 BE CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK.

17.GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER TIDS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WIDCH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

18.Neither the execution and delivery by the Guarantors of this Guaranty, nor the consummation of the transactions contemplated by the Credit Agreement, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any of the Guarantors or their respective articles of organization, articles of formation, certificates of trust, limited partnership certificates, operating agreements, trust agreements, or limited partnership agreements, or the provisions of any indenture, instrument or agreement to which any of the Guarantors is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien (other the Liens created pursuant to the Credit Agreement) in, of or on the Property of such Guarantor pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

19.From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty. From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Guarantor, and be bound by all of the terms and provisions of this Guaranty. From time to time, certain Guarantors shall be released from their obligations under this Guaranty upon satisfaction of the conditions to such release established pursuant to Section 6.26 of the Credit Agreement.

20.Each Qualified ECP Contributing Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Contributing Party to honor all of its obligations under this Guaranty or the other Loan Documents in respect of the Related Swap Obligations (provided, however, that each Qualified ECP Contributing Party shall only be liable under this Paragraph 20 for the maximum amount of such liability that can be incurred without rendering its obligations under this Paragraph 20, or otherwise under this Guaranty or the other Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Contributing Party under this Paragraph 20 shall remain in full force and effect until a discharge of the obligations of Guarantors under this Guaranty if such Qualified ECP Contributing Party is a Guarantor, or of Borrower under the Credit Agreement and the other Loan Documents and the documents for the Related Swap Obligations if such Qualified ECP Contributing Party is the Borrower. Each Qualified ECP Contributing Party intends that this Paragraph 20 constitute, and this Paragraph 20 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of each other Contributing Party for all purposes of Section la(IS)(A)(v)(JI) of the Commodity Exchange Act. For purposes of Paragraph 20 of this Guaranty, the term "Qualified ECP Contributing Patty" means in respect of any Related Swap Obligation, each Contributing Party that has total assets exceeding $10,000,000 at the time the time such party becomes a party to this Guaranty or grant of the relevant security interest becomes effective with respect to such Related Swap Obligations or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section la(IS)(A)(v)(II) of the Commodity Exchange Act. For the purposes of this Paragraph 20, "Contributing Party" shall mean Borrower and each Guarantor, collectively.

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IN WITNESS WHEREOF, Guarantors have delivered this Guaranty as of the date first written above

RAMCO-GERSHENSON -PROPERTIES TRUST, a
Maryland real estate investment trust

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

RAMCO GATEWAY	LLC, a Delaware limited liability company

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

RAMCO PARKWAY    LLC, a Delaware limited liability company

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

RAMCO CENTENNIAL SHOPS LLC, a Delaware limited liability company

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

CROFTON 450 LLC, a Delaware limited liability company

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

RAMCO WEBSTER PLACE LLC, a Delaware limited liability company

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

The undersigned Borrower joins on the execution of this Guaranty to evidence its agreement to be bound by the terms of Paragraph 20 of the Guaranty

BORROWER:

RAMCO-GERSHENSON PROPERTIES, L.P.,
a Delaware limited partnership

By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, its General Partner

By: /s/ GEOFFREY BEDROSIAN
Name: Geoffrey Bedrosian
Title: Executive Vice President, Chief Financial Officer and Secretary

Accepted:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ DANIEL L. SILBERT
Name: Daniel L. Silbert
Title: Sr. Banker